Exhibit 10.6


    [LETTERHEAD OF FLORIDA DEPARTMENT OF AGRIGULTURE AND CONSUMER SERVICES]


Florida Department of Agriculture and Consumer Services
Divison of Consumer Services
2005 Apalachee Pkwy
Tallahassee, Florida 32399-6500


                                                                February 21,2003


BOOKFLORIDAHOLTELS.COM, INC.
14001 63RD WAY NORTH
CLEARWATER, FL 33760

SUBJECT: Seller of Travel Registration License
Registration #: ST35404

     Your application and fee for a license as a seller of travel as required by Chapter 559, Florida Statutes, have been received and processed.

     Your license appears below. This license should be detached along the dotted line and prominently displayed at your primary place of business.

     Proof of a current license must also be presented before the local occupational license(s) may be issued or renewed. This license will expire on February 21, 2004.

     If you have any questions, please do not hesitate to call the Division of Consumer Services at 800-435-7352 or 1-800-HELP-FLA.




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                                State of Florida
                Department of Agriculture and Consumer Services
                          Division of Consumer Services
                              2005 Apalachee Pkwy
                        Tallahassee, Florida 32399-6500

                                             Registration No.: ST35404
                                             Issue Date:       February 21, 2003
                                             Expiration Date:  February 21, 2004

                        Florida Seller of Travel License
                          Chapter 559, Florida Statutes


     BOOKFLORIDAHOLTELS.COM,  INC.                   /s/ Charles H. Bronson
     14001  63RD  WAY  NORTH                         ----------------------
     CLEARWATER,  FL  33760                          CHARLES H. BRONSON
                                                     COMMISSIONER OF AGRIGULTURE




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